UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2013

BIOSCRIP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-28740	05-0489664
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Clearbrook Road, Elmsford, New York	10523
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 460-1600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 7, 2013, BioScrip, Inc. (the “Company”) held its 2013 Annual Meeting of Stockholders (“Annual Meeting”). At the Annual Meeting, the stockholders of the Company (i) elected eight directors to serve for one-year terms, (ii) approved by an advisory non-binding vote the compensation paid to the Company’s named executive officers, (iii) ratified the appointment of Ernst & Young LLP as the Company’s independent auditors for the year ending December 31, 2013, (iv) approved the BioScrip, Inc. Employee Stock Purchase Plan, and (v) approved an amendment to the BioScrip, Inc. 2008 Equity Incentive Plan to increase the number of shares of common stock in the aggregate that may be subject to awards granted to directors by 300,000 shares, from 500,000 to 800,000 shares. The proposals are described in detail in the Company’s Proxy Statement for the Annual Meeting, filed with the Securities and Exchange Commission on April 2, 2013 (the “Proxy Statement”).

On March 12, 2013, the record date for the Annual Meeting, 57,038,458 shares of the Company’s common stock were issued and outstanding, of which 51,952,752 were present at the Annual Meeting for purposes of establishing a quorum. The final results for the votes regarding each proposal are set forth below.

1.           Election of eight directors, as set forth in the Proxy Statement, to each serve a one-year term expiring at the conclusion of the Company’s 2014 Annual Meeting or until their respective successors are duly elected and qualified:

Name	Votes FOR	Votes Withheld
Richard M. Smith	43,897,032	716,287
Charlotte W. Collins	43,641,097	972,222
Samuel P. Frieder	43,075,395	1,537,924
Myron Z. Holubiak	43,642,829	970,490
David R. Hubers	43,974,082	639,237
Richard L. Robbins	43,970,270	643,049
Stuart A. Samuels	43,651,120	962,199
Gordon H. Woodward	40,739,888	3,873,431

In addition, there were 7,339,433 Broker Non-Votes for the election of directors.

2.           Approval, by advisory vote on a non-binding basis, of the compensation paid to the Company’s named executive officers:

Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes

43,503,478	865,774	244,067	7,339,433

3.           Ratification of the appointment of Ernst & Young LLP as the Company’s independent auditors for the year ending December 31, 2013:

Votes FOR	Votes AGAINST	Abstentions

50,436,101	1,433,595	83,056

4.           Approval of the BioScrip, Inc. Employee Stock Purchase Plan. A copy of the plan is filed herewith as Exhibit 10.1:

Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes

43,746,095	546,169	321,055	7,339,433

5.           Approval of the amendment to the BioScrip, Inc. 2008 Equity Incentive Plan to increase the number of shares of common stock in the aggregate that may be subject to awards granted to directors by 300,000 shares, from 500,000 to 800,000 shares. A copy of the amendment is filed herewith as Exhibit 10.2:

Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes

41,159,757	3,204,549	249,013	7,339,433

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. See the Exhibit Index which is hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSCRIP, INC.

Date: May 10, 2013		/s/ Kimberlee C. Seah
	By:	Kimberlee C. Seah
Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description

10.1	BioScrip, Inc. Employee Stock Purchase Plan.

10.2	Amendment to BioScrip, Inc. 2008 Equity Incentive Plan.